SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                     Date of Report (Date of earliest event
                            reported) March 18, 1998

                          COMMISSION FILE NO.: 0-23126


                             RELIANCE BANCORP, INC.
             (Exact name of registrant as specified in its charter)


             Delaware                                    11-3187176
             --------                                    ----------
(State or other Jurisdiction of Incorporation       (IRS Employer or
          organization)                              Identification No.)


                 585 Stewart Avenue, Garden City, New York 11530
              (Address of principal executive officer) (Zip Code)


Registrant's telephone number, including area code:      (516) 222-9300
                                                         --------------












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Item 5.           Other Events

         On March 18, 1998, the Company announced a regular cash dividend of $0.18 per common share for the quarter ended March 31, 1998, an increase of $0.02 or 12.5% from the second quarter of fiscal year 1998. The dividend will be payable on April 17, 1998 to stockholders of record on April 3, 1998.

Item 7 (c).       Exhibits

Exhibit 99.1 Press Release announcing declaration of cash dividend dated March 18, 1998.





































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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                    By: /s/  Raymond A. Nielsen
                                             ----------------------
                                             Raymond A. Nielsen
                                             President and
                                             Chief Executive Officer



Dated:    March 24, 1998